UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2013

BANKRATE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35206	65-0423422
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11760 U.S. Highway One, Suite 200

North Palm Beach, Florida 33408

(Address of principal executive offices)

(561) 630-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 29, 2013, Bankrate, Inc. (“Bankrate”) issued a press release announcing its financial and operating results for the second quarter of 2013. This press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Bankrate is furnishing the information contained in this report, including the Exhibit, pursuant to “Item 2.02 Results of Operations and Financial Condition” of Form 8-K promulgated by the U.S. Securities and Exchange Commission. This information shall not be deemed to be “filed” for the purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

On July 25, 2013, Bankrate announced that it delivered a Conditional Notice of Full Redemption (the “Notice”) to the record holders of the Company’s 11 3/4% Senior Secured Notes due 2015 (the “Senior Secured Notes”). The Senior Secured Notes were issued pursuant to the Indenture dated as of July 13, 2010, by and among Bankrate, certain of its subsidiaries, as guarantors, and Wilmington Trust FSB.

The redemption is conditioned upon Bankrate’s completion of an offering of new senior unsecured notes (the “New Notes”) on or prior to the Redemption Date (as defined below). The redemption price of the Senior Secured Notes is 105.875% of the principal amount redeemed, plus accrued and unpaid interest to but not including the Redemption Date. If the financing condition is satisfied, the redemption date will be August 24, 2013 (the “Redemption Date”). If the financing condition is not satisfied, Bankrate may either withdraw and rescind the Notice or extend the redemption date by up to thirty days. If the redemption date is extended and the offering of the New Notes is not completed by such extended redemption date, then the Notice will be deemed to have been withdrawn and rescinded.

Item 8.01.	Other Events

On July 25, 2013, Bankrate issued a press release discussing the Notice. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are furnished herewith

99.1	Press Release dated July 29, 2013

99.2	Press Release dated July 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2013	BANKRATE, INC.

	By:	/s/ Edward J. DiMaria
Edward J. DiMaria SVP, Chief Financial Officer